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                                                                    Exhibit 10.2


                NINTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT
                -----------------------------------------------

          This NINTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of this 25/th/ day of January, 1999 by and between COLORSPAN CORPORATION (f/k/a LaserMaster Corporation), a Minnesota corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent and Lender ("Agent"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                   RECITALS
                                   --------

          WHEREAS, Borrower and Agent have entered into that certain Credit Agreement dated as of January 17, 1996, as amended by that certain First Amendment to Credit Agreement dated as of May 15, 1996, that Second Amendment to Credit Agreement dated as of January 31, 1997, that Third Amendment to Credit Agreement dated as of May 14, 1997, that Fourth Amendment to Credit Agreement dated as of October 14, 1997, that Fifth Amendment to Credit Agreement dated as of February 17, 1998, that Sixth Amendment and Consent to Credit Agreement dated as of June 30, 1998, and that Seventh Amendment and Consent to Credit Agreement dated as of July 15, 1998 and that Eighth Amendment and Consent to Credit Agreement dated as of December 30, 1998 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

          WHEREAS, Borrower and Agent wish to enter into certain amendments to the Credit Agreement, all as more fully set forth herein;

          NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the parties hereto agree as follows:

     Section 1.  Overadvance.
                 -----------

          Notwithstanding the provisions set forth in Section 1.1(a) of the Credit Agreement, Agent and Lenders hereby consent to Revolving Credit Advances to Borrower in an amount up to One Million Dollars ($1,000,000) in excess of the Borrowing Base (the "Overadvance"); provided, however, that the aggregate amount of all Revolving Credit Advances shall not at any time exceed Ten Million Dollars ($10,000,000). Agent and Lender's consent to such overadvance (the "Overadvance Commitment") shall terminate on the earlier of March 31, 1999 or the Overadvance Termination Date, as hereinafter defined.

     Section 2.  Repayment of Overadvance.
                 ------------------------

          Borrower shall have the right at any time, on prior written notice to Agent and without premium, penalty or fee, to voluntarily prepay all or part of the Overadvance and permanently reduce or terminate the Overadvance Commitment.

          Notwithstanding anything to the contrary in Section 1.10 of the Credit Agreement, and provided that Borrower has paid all other Obligations then due, Borrower may direct Agent to apply payments to reduce the amount of the Overadvance. Such ability of Borrower to direct payments shall terminate on the earlier of March 31, 1999 or the Overadvance Termination Date, as hereinafter defined.

     Section 3. Consent to Intercompany Loan.
                ----------------------------

          Agent and Lenders consent to the intercompany loan by Borrower to VirtualFund.com, Inc. (f/k/a LaserMaster Technologies, Inc.), a Minnesota corporation ("Holdings") in an amount not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) for the purposes of paying those certain Non-Negotiable Unsecured Subordinated Promissory Notes dated December 18, 1998 made by Holdings in favor of Ranelle Bailiff, Mark Stewart, Mark Kittrell and Stephen Fisher in the total original principal amount of One Million Four Hundred Twenty-Eight Thousand Two Hundred Twenty and 53/100 Dollars ($1,428,220.53) (collectively, the "Notes"). Such Notes were issued by Holdings as consideration for the merger of K&R Technical Services, Inc., an Iowa corporation, with and into RSPnet.com, Inc. (f/k/a Virtual Acquisition Corp. I), a Minnesota corporation and wholly owned subsidiary of Holdings.

     Section 4. Release of Intellectual Property Lien.
                -------------------------------------

          Notwithstanding anything to the contrary in Section 11.16 of the Credit Agreement or the Intellectual Property Security Agreements (as hereinafter defined), Agent and Lenders agree to release their Liens created pursuant to those certain Patent Security Agreements, Trademark Security Agreements and Copyright Security Agreements of even date herewith (the "Intellectual Property Security Agreements") executed by each of Borrower, Asia/Pacific and CLSA in favor of Agent, on behalf of itself and Lenders, only upon the earlier of the Overadvance Termination Date or the Termination Date.

     Section 5. Amendments to Definitions in Credit Agreement.
                ---------------------------------------------

          (a)   Definitions.  Schedule A to the Credit Agreement is amended to
                -----------
insert the following definitions:

                    "Overadvance Termination Date" shall mean the date that
                     ----------------------------
                    Agent receives payment in full of the Overadvance and notice from Borrower of the termination of the Overadvance Commitment.

                    "RSPnet" shall mean RSPnet.com, Inc. (f/k/a Virtual
                     ------
                    Acquisition Corp. I), a Minnesota corporation.

                    "K&R" shall mean K&R Technical Services, Inc., an Iowa
                     ---
                    corporation.

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

     Section 6.  Representations and Warranties.
                 ------------------------------

          Borrower represents and warranties that:

          (a) the execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof; and

          (d) no Default or Event of Default will exist or result after giving effect hereto.

     Section 7.  Conditions to Effectiveness.
                 ---------------------------

          This Amendment will be effective upon satisfaction of the following conditions:

          (a) Execution and delivery of four counter-parts of this Amendment by each of the parties hereto.

          (b) The payment of a fee equal to the lesser of SIXTY THOUSAND DOLLARS ($60,000) or six percent (6%) of the Overadvance.

(c) Delivery to Agent of a pledge agreement executed by Holdings with respect to the stock of RSPnet, along with share certificates for all of the outstanding capital stock of RSPnet and stock powers endorsed in blank.

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

          (d) Delivery to Agent of a pledge agreement executed by Borrower with respect to the intercompany note issued by Holdings to Borrower along with the original of that note endorsed to Agent.

          (e) Delivery to Agent of copyright, patent and trademark security agreements executed by Borrower, Asia/Pacific, CSLA and Agent.

          (f) Delivery to Agent of a warrant representing the right to purchase 50,000 shares of common stock of Holdings.

     Section 8.  Reference to and Effect Upon the Credit Agreement.
                 -------------------------------------------------

          (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and refer to the Credit Agreement as amended hereby.

     Section 9.  Waiver. In consideration of the foregoing, Borrower hereby
                 ------
waives, and covenants not to sue Agent with respect to, any and all claims it may have against Agent, whether known or unknown, arising in tort, by contract or otherwise prior to the date hereof.

     Section 10. Costs and Expenses.  As provided in Section 11.3 of the
                 ------------------
Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

     SECTION 11. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     Section 12. Headings. Section headings in this Amendment are included
                 --------
herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

     Section 13. Counterparts. This Amendment may be executed in any number of
                 ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                           [signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                    COLORSPAN CORPORATION
                                    (f/k/a Laser Master Corporation)

                                    By:_______________________________
                                    Title:____________________________



Revolving Credit Loan               GENERAL ELECTRIC CAPITAL
Commitment: $10,000,000             CORPORATION, as Agent

                                    By:_______________________________
                                    Title:____________________________

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